SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss.240.1a-12


                               Xanser Corporation
                (Name of Registrant as Specified In Its Charter)

                               Xanser Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

 [X ]    No filing fee required.
 [  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          1)   Title of each class of securities to which  transaction  applies:
               N/A

          2)   Aggregate number of securities to which transaction applies: N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing is calculated and state how it was determined): N/A

          4)   Proposed maximum aggregate value of transaction: N/A

          5)   Total fee paid

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount previously paid: N/A

          2)   Form, Schedule or Registration Statement No.: N/A

          3)   Filing Party: N/A

          4)   Date Filed: N/A

                               XANSER CORPORATION
                          2435 North Central Expressway
                             Richardson, Texas 75080

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held June 22, 2004



To the Stockholders of  Xanser Corporation:

     Notice is hereby given that the Annual Meeting of Stockholders of Xanser Corporation, a Delaware corporation (the "Company"), will be held at One Market Place, San Diego, California 92101, at 8:00 A.M., Pacific time, on June 22, 2004, for the following purposes:

     (1)  to elect a Board of Directors;

     (2) to transact such other business as may properly come before the meeting or any adjournment thereof. Stockholders of record at the close of business on April 26, 2004, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     Stockholders are cordially invited to attend the meeting in person. Those who will not attend and who wish that their stock be voted are requested to sign, date and promptly mail the enclosed proxy in the enclosed stamped return envelope.

                                    By Order of the Board of Directors



                                    Howard C. Wadsworth
                                    Vice President, Treasurer and Secretary

Richardson, Texas
April 26, 2004


     WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO
       SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND
          THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                               XANSER CORPORATION
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 22, 2004
                       ----------------------------------
                    SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies of the holders of the Common Stock, no par value (the "Common Stock"), of Xanser Corporation ("Xanser" or the "Company") on behalf of the Board of Directors of Xanser for use at the Annual Meeting of Stockholders to be held on June 22, 2004, at One Market Place, San Diego, California 92101, at 8:00 A.M., Pacific time, or at any adjournment of such meeting. Copies of the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), Proxy Statement and Form of Proxy are being mailed to stockholders on or about April 30, 2004.

     A proxy that has been received by Xanser management may be revoked by the stockholder giving such proxy at any time before it is exercised. However, mere attendance at the meeting by the stockholder will not itself have the effect of revoking the proxy. A stockholder may revoke their proxy by notification in writing (or in person, if they attend the meeting) given to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Xanser Corporation, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080, or by proper execution of a proxy bearing a later date. A proxy in the accompanying form, when properly executed and returned, will be voted in accordance with the instructions contained therein. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted in favor of the proposals set forth in the proxy.

     Xanser's principal executive offices are located at 2435 North Central Expressway, Richardson, Texas 75080, and its telephone number is (972) 699-4000.

     At the date of this Proxy Statement, the management of Xanser does not know of any business to be presented by it at the meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

             COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

     The Board of Directors of Xanser has fixed the close of business on April 26, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). At that date, there were outstanding 31,605,141 shares of Xanser Common Stock, and the holders of record on that date will be entitled to one vote for each share held by them for each proposition to be presented at the meeting.

     The following table sets forth information with respect to the shares of Xanser's Common Stock owned of record or beneficially as of April 26, 2004, by all persons other than Directors and executive officers of the Company who own of record or are known by Xanser to own beneficially more than 5% of such class of securities:

                         Name and Address                   Type of           Number           Percent
                          of Stockholder                   Ownership         of Shares         of Class
             ------------------------------------          ----------        ---------         --------
             Franklin Resources, Inc.(1)                   Beneficial        2,800,000           8.87%
             One Franklin Parkway
             San Mateo, California 94403

             Royce & Associates, LLC (2)                   Beneficial        1,847,800           5.85%
             1414 Avenue of the Americas
             New York, New York 10019

(1)  The information included herein was obtained from information  contained in
     Schedule 13G, dated February 12, 2003, filed by the stockholder with the Securities and Exchange Commission ("SEC"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2)  The information included herein was obtained from information  contained in
     Schedule 13G, dated February 9, 2004, filed by the stockholder with the SEC, pursuant to the Exchange Act.


                              ELECTION OF DIRECTORS

     At the Annual Meeting of Stockholders of the Company, six Directors, constituting the entire Board of Directors of Xanser (the "Board"), are to be elected by the holders of Common Stock to hold office until the next Annual Meeting of Stockholders and thereafter until their respective successors are elected and qualified. All six nominees proposed by the Board for election by the holders of Common Stock are incumbent Directors. Although the Board does not contemplate that any of the nominees will be unable to serve, if such should occur prior to the meeting, proxies which do not withhold authority to vote for Directors will be voted for a substitute in accordance with the best judgment of the person or persons authorized by such proxies to vote.

     The enclosed form of proxy provides a means for stockholders to vote for all the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in advance of the commencement of the meeting will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by their proxy will be voted for the nominees listed therein or as noted above for other nominees selected by the Board. Unless a stockholder who withholds authority votes in person at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of Directors because Xanser's By-laws provide that Directors are elected by a plurality of the votes cast. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of Directors. However, the shares held by each stockholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.


                             NOMINEES FOR DIRECTORS

     The following table sets forth: (i) the name and age of each nominee listed in the enclosed form of proxy for the Company; (ii) the principal occupation of such person; and (iii) the year during which such person first became a Director of Xanser.


                                                                            First Year as
                                                                              Director
         Name                      Principal Occupation (1)                of the Company           Age
----------------------     -------------------------------------------    ---------------        ---------
John R. Barnes             Chairman of the Board,                               1986                 59
                           President and Chief Executive
                           Officer

Sangwoo Ahn                Chairman of the Board                                1989                 65
                           Quaker Fabric Corporation (2)

Frank M. Burke             Chairman, Chief Executive Officer                    1997                 64
                           and Managing General Partner of Burke,
                           Mayborn Company, Ltd., a private
                           investment company (3)

Charles R. Cox             Chairman of the Board and                            1995                 61
                           Chief Executive Officer of
                           WRS Infrastructure and
                           Environment, Inc., a
                           technical services company (4)

Hans Kessler               Chairman and Managing Director                       1998                 54
                           of KMB Kessler + Partner GmbH,
                           a private management consulting
                           company (5)

James R. Whatley           Investments (6)                                      1956                 77

(1)  Each nominee also serves as a director of Kaneb Services LLC.

(2)  Mr. Ahn has served as  Chairman of the Board of Quaker  Fabric  Corporation
     since  1993  and  currently   serves  as  a  director  of  PAR   Technology
     Corporation.

(3) Mr. Burke has been Chairman, Chief Executive Officer and Managing General Partner of Burke, Mayborn Company, Ltd., a private investment company, for more than the past five years. Mr. Burke also currently serves as a director of Arch Coal, Inc., Dorchester Mineral Management, G.P. LLC, Crosstex Energy, Inc., and Crosstex Energy GP, LLC.

(4) Mr. Cox has been Chairman of the Board and Chief Executive Officer of WRS Infrastructure and Environment, Inc., a technical services company, since March 2001. He served as a private business consultant following his retirement in January 1998, from Fluor Daniel, Inc., where he served in senior executive level positions during a 29 year career with that organization.

(5) Mr. Kessler has served as Chairman and Managing Director of KMB Kessler + Partner GmbH since 1992. He was previously a Managing Director and Vice President of a European Division of Tyco International Ltd.

(6) Mr. Whatley, a director of Xanser since 1956, also served as Chairman of the Board of Directors of Xanser from February 1981 until April 1989.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2003, the Board held four meetings and each Director attended all of the Board meetings. The majority of the Directors are "independent" as defined under the listing standards of the New York Stock Exchange (the "NYSE"). The independent directors are Messrs. Ahn, Burke, Cox, Kessler and Whatley.

     The Board does not have a policy with respect to Director attendance at the Annual Meeting of Stockholders and only the Chairman of the Board attended last year's meeting.

Audit Committee

     The Xanser Board has an Audit Committee, which is currently comprised of Sangwoo Ahn (Chairman), Frank M. Burke and James R. Whatley. Each of the members of the Audit Committee is independent as defined under the listing standards of the NYSE and the Exchange Act, and the Board of Directors of Xanser has determined that Mr. Burke is an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission. Messrs. Ahn and Burke each serve on the audit committee of more than two public companies other than Xanser. The Audit Committee and the Xanser Board have determined that Mr. Ahn's and Mr. Burke's simultaneous services on other audit committees will not impair their ability to effectively serve on the Audit Committee. The Audit Committee held four meetings during 2003 and each committee member attended all of the meetings.

     The functions of the Audit Committee include the selection, engagement and retention of the independent auditors, the planning of, and fee estimate approval for, the annual audit of the consolidated financial statements, the review of the results of the examination by the independent auditors of the consolidated financial statements, the pre-approval of any non-audit services performed by the independent auditors and consideration of the effect of such non-audit services on the auditors' independence. The Audit Committee has the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Audit Committee operates under a written charter adopted by the Board of Directors of Xanser, which is available on Xanser's website at www.xanser.com and in print upon request.

     The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of Chairman of the Audit Committee, Xanser Corporation, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080.

Compensation Committee

     The Board has a Compensation Committee comprised of Charles R. Cox, Hans Kessler and James R. Whatley (Chairman), each of whom is "independent" as defined under the listing standards of the New York Stock Exchange. The function of the Compensation Committee is to establish and review the compensation programs for the Named Executive Officers and Key Personnel of Xanser and its subsidiaries and to formulate, recommend and implement incentive, share option or other bonus plans or programs for the officers and key employees of Xanser and its subsidiaries. The Compensation Committee held four meetings during 2003, which were attended by all committee members. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on Xanser's website at www.xanser.com and in print upon request.

Nominating and Governance Committee

     The Board has a Nominating and Governance Committee comprised of Messrs. Ahn (Chairman), Burke, Cox, Kessler and Whatley, each of whom is "independent" as defined under the listing standards of the New York Stock Exchange and who constitute all of the non-employee Directors. The Nominating and Governance Committee held one meeting during 2003, which was attended by all committee members. The Nominating and Governance Committee considers and recommends future nominees to the Board, including nominees recommended by stockholders of the Company. Recommendations for nominees for election in 2005 must be submitted in writing by December 31, 2004, to Chairman of the Nominating and Governance Committee, Xanser Corporation, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080. The submitted recommendations must be accompanied by a statement of qualifications of the recommended nominee and a letter from the nominee affirming that they will agree to serve as a Director of Xanser if elected by the stockholders.

     Certain information concerning the consideration by the Nominating and Governance Committee of director candidates proposed by shareholders, specific minimum qualifications which the Nominating and Governance Committee believes must be met to recommend a nominee for Director, any specific qualities or skills that are necessary for one or more of Company's Director's to posses, and the process for identifying and evaluating nominees, including those recommended by shareholders, will be contained in the Company's Corporate Governance Guidelines, which are currently under consideration by the Board of Directors.

     The Nominating and Governance Committee also develops and recommends to the Board corporate governance guidelines for the Company and reviews, from time to time, the Company's policies and processes regarding principles of corporate governance. The charter of Xanser's Nominating and Corporate Governance Committee is available on Xanser's website at www.xanser.com and in print upon request.

                         CORPORATE GOVERNANCE GUIDELINES

     Corporate governance guidelines are currently under consideration by the Board of Directors and will address director qualification standards; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession and an annual performance evaluation of the board. The Corporate Governance Guidelines will be available on the Company's website, and in print upon request, when adopted, and will be in place before the annual meeting of stockholders.

Code of Ethics

     The Company has adopted a Code of Ethics applicable to all employees, including the principal executive officer, principal financial officer and directors of the General Partner. A copy of the Code of Ethics will be provided without charge by written request to Howard C. Wadsworth, Vice President, Treasurer, and Secretary, Xanser Corporation, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080. A copy of the Code of Ethics will be available on the Company's website, and in print upon request when adopted, and will be in place before the annual meeting of stockholders. The Company intends to post on the Company's website any amendments to, or waivers from, the Code of Ethics applicable to senior officers.

Executive Sessions of Non-Management Directors

     The non-management directors of the Company, which are all of the Board members other than Mr. Barnes, meet at regularly scheduled executive sessions without management. Mr. Ahn serves as the presiding director at those executive sessions. Persons wishing to communicate with the non-management directors may do so by writing in care of Chairman of the Nominating and Governance Committee, Xanser Corporation, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080.

                               EXECUTIVE OFFICERS

     The following table sets forth the names, ages and positions with Xanser of the executive officers of the Company.


                                                                              Years of
                                                                             Service in
      Name                         Office                                      Office               Age
------------------------   --------------------------------                -------------         ---------
John R. Barnes             Chairman of the Board,                                17                  59
                           President and Chief
                           Executive Officer

Howard C. Wadsworth        Vice President, Treasurer                             13                  59
                           and Secretary

William H. Kettler, Jr.    Vice President                                         7                  50

Michael R. Bakke           Controller                                             6                  44




    BENEFICIAL OWNERSHIP OF COMMON SHARES BY DIRECTORS AND EXECUTIVE OFFICERS

                                                                                   Shares of Common       Percent
                                                                                 Stock Beneficially       of Out-
                                                                                      Owned at            standing
            Name                          Position Held with Company             April  26, 2004 (1)       Shares
-------------------------------     ---------------------------------------      ---------------------    --------
John R. Barnes                      Chairman of the Board, President and              1,048,684 (2)          3.32%
                                    Chief Executive Officer

Sangwoo Ahn                         Director                                            281,669 (3)          *

Frank M. Burke                      Director                                            149,221 (4)          *

Charles R. Cox                      Director                                            181,069 (5)          *

Hans Kessler                        Director                                             81,579 (6)          *

James R. Whatley                    Director                                            174,933 (7)          *

Howard C. Wadsworth                 Vice President, Treasurer and Secretary             160,983 (8)          *

William H. Kettler, Jr.             Vice President                                      100,368 (9)          *

Michael R. Bakke                    Controller                                           27,737 (10)         *

All Directors and Executive Officers
     as a group (9 persons)                                                           2,206,243              6.98%

*       Less than one percent.

(1) Shares listed include those beneficially owned by the person determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Includes 900,000 shares that Mr. Barnes has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004. Does not include shares previously reported which are still owned by a family entity, but which Mr. Barnes no longer has the right to re-acquire.

(3) Includes 143,492 shares that Mr. Ahn has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004.

(4) Includes 93,247 shares that Mr. Burke has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004.

(5) Includes 113,492 shares that Mr. Cox has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004.

(6) Includes 68,947 shares that Mr. Kessler has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004.

(7) Includes 110,000 shares that Mr. Whatley has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004.

(8) Includes 132,266 shares that Mr. Wadsworth has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004.

(9) Includes 50,606 shares that Mr. Kettler has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004.

(10) Includes 20,684 shares that Mr. Bakke has the right to acquire, pursuant to options or otherwise, within 60 days of April 26, 2004.


                             EXECUTIVE COMPENSATION

Named Executive Officers and Key Personnel

     The following table sets forth information concerning the annual and long-term compensation paid for services to the Company in all capacities for the fiscal years ended December 31, 2003, 2002 and 2001 to the Chief Executive Officer and each of the executive officers of Xanser and key personnel of its subsidiaries (the "Named Executive Officers and Key Personnel").



                           SUMMARY COMPENSATION TABLE

                              Annual Compensation (1)           Long Term Compensation
                              ----------------------   ---------------------------------------
                                                           DSUs         Options
                                                        Related to    Related to       Other
    Name and                                             Deferred      Deferred        Stock          All Other
Principal Position     Year     Salary      Bonus      Compensation  Compensation     Options     Compensation (2)
--------------------   ----    --------    -------     ------------  ------------    ---------    ----------------

John R. Barnes         2003   $ 245,833   $   -0-         13,061          -0-           -0-          $  5,258
Chairman of the Board, 2002     237,521       -0-        175,057        239,675         -0-             5,008
President and Chief    2001     231,275       -0-          6,285          -0-         300,000           7,633
Executive Officer

C. Jeffery Chick (3)   2003     245,317    150,000          -0-           -0-           -0-             3,779
President - Furmanite  2002 (4) 222,743       -0-         16,304        24,456        250,000              55

Ian G. Littlewood (3)   (5)
President - Xtria

William H. Kettler Jr. 2003     187,000       -0-           -0-           -0-           -0-             9,493
Vice President         2002     183,167       -0-         27,072        39,131          -0-             9,248
                       2001     160,391       -0-             87          -0-           -0-             7,021

Michael R. Bakke       2003     168,245       -0-           -0-           -0-           -0-             8,472
Controller             2002     170,090       -0-         11,550        17,325          -0-             8,181
                       2001     161,096       -0-           -0-           -0-           -0-             6,884

Howard C. Wadsworth    2003     137,250       -0-          2,613          -0-           -0-             5,258
Vice President         2002     134,625       -0-         23,014        29,348          -0-             5,008
Treasurer and          2001     160,942     50,000         1,053          -0-           -0-             7,142
Secretary

(1) Amounts for 2003, 2002 and 2001, respectively, exclude compensation voluntarily deferred for the purchase of Deferred Stock Units ("DSUs") pursuant to Xanser's Deferred Stock Unit Plan (the "DSU Plan") by Mr. Barnes ($122,500, $96,979, and $117,000); Mr. Chick ($9,896, -0- and -0-);
     Mr. Kettler ($20,000,  $15,833, and $6,435); Mr. Bakke ($8,855,  $7,010 and
     $3,750);  and Mr. Wadsworth ($15,000,  $11,875 and $5,850);  and/or for the
     purchase of DSU's pursuant to the Xanser Supplemental Deferred Compensation Plan (the "SDC Plan") by Mr. Barnes ($15,000, $15,500 and $13,428); Mr.
     Kettler (-0-,  $1,000 and $386);  and, Mr.  Wadsworth  ($3,000,  $3,500 and
     $2,250).

(2) Includes the amount of the Company's contribution to the Savings Investment Plan (the "401(k) Plan") and the imputed value of Company-paid group term life insurance coverage exceeding $50,000. For 2003, the amounts were, on behalf of Mr. Barnes ($5,000 and $258); Mr. Chick ($3,719 and $60); Mr. Kettler ($9,350 and $143); Mr. Bakke ($8,412 and $60); and, Mr. Wadsworth ($5,000 and $258).

(3)  Messrs.   Chick  and   Littlewood   are  Key  Personnel  of  the  Company's
     subsidiaries and are not executive officers of Xanser.

(4) Mr. Chick was appointed President and Chief Executive Officer of the Company's Furmanite subsidiary on January 28, 2002.

(5) Mr. Littlewood was appointed President of the Company's Xtria subsidiary on January 5, 2004, at an initial salary of $220,000 per annum. In addition, in connection with his initial employment Mr. Littlewood received a stock option grant for 100,000 shares of the Company's common stock, effective March 15, 2004, at an exercise price of $2.48 per share, which was the market value per share on the date of the grant.


                  OPTIONS/SAR'S GRANTED DURING LAST FISCAL YEAR

     There were no stock options granted to the Named Executive Officers and Key Personnel during 2003.


                     AGGREGATED OPTION/SAR EXERCISES IN MOST
              RECENT FISCAL YEAR AND FISCAL YEAR END OPTION VALUES


                                                              Number of Unexercised          Value of Unexercised
                                                                 Options Held                In-the-Money Options
                             Shares                            at Fiscal Year End             at Fiscal Year End
                           Acquired on        Value       ---------------------------     --------------------------
         Name               Exercise         Realized     Exercisable   Unexercisable    Exercisable   Unexercisable
------------------------  -------------    -----------    -----------   -------------    -----------   -------------
C. Jeffery Chick (1)          -0-              -0-           50,000         224,456      $     5,000   $  21,712
Ian G. Littlewood (1), (2)
William H. Kettler, Jr.       -0-              -0-           50,606          49,131           43,427       3,439
Michael R. Bakke              -0-              -0-           20,684          17,325           12,560       1,213
Howard C. Wadsworth           -0-              -0-          132,266          39,348          183,973       5,945


(1)  Messrs.   Chick  and   Littlewood   are  Key  Personnel  of  the  Company's
     subsidiaries and are not executive officers of Xanser.

(2)  See Note 5 to Summary Compensation Table.

     There were no options exercised by the Named Executive Officers and Key Personnel during 2003.


                      EQUITY COMPENSATION PLAN INFORMATION


     The following table sets forth information as of December 31, 2003, about the Company's equity compensation plans. Securities to be issued as shown in the table are the result of options granted and Deferred Stock Units purchased over the last thirteen years:

                            Number of Securities to                                        Number of Securities
                           be Issued upon Exercise     Weighted-Average Exercise          Remaining Available for
                            of Outstanding Options,     Price of Outstanding Options,      Future Issuance Under
    Plan Category             Warrants and Rights            Warrants and Rights         Equity Compensation Plans
----------------------    --------------------------   ------------------------------   ----------------------------
Equity Compensation
Plans Approved by
Security Holders (1)               1,740,202                         $2.09                       1,046,678

Equity Compensation
Plans Not Approved by
Security Holders                   2,056,853                         $1.63                         667,750 (2)
                                ------------                      ---------                   ------------
Total                              3,797,055                         $1.84                       1,714,420
                                ============                      =========                   ============

(1)  All information pertains to the Xanser Corporation Stock Incentive Plan.

(2)  Includes the following:

     o 12,081 shares of Xanser Common Stock to be issued with regard to future amounts deferred under the Xanser Corporation 1996 Supplemental Deferred Compensation Plan; and

     o 655,669 shares of Xanser Common Stock available for issuance with regard to future option grants, if any, under the Xanser Corporation Key Employee Stock Incentive Plan, which plan excludes executive officers of the Company and its subsidiaries.

     On November 27, 2000, the Board of Directors authorized the distribution of its pipeline, terminaling and product marketing businesses (the "Distribution") to its stockholders in the form of shares of a new limited liability company, Kaneb Services LLC ("KSL"). On June 29, 2001, the Distribution was completed, with each stockholder of the Company receiving one common share of KSL for each three shares of the Company's Common Stock held on June 20, 2001, the record date for the Distribution, resulting in the distribution of 10.85 million shares of KSL.

     In connection with the Distribution, the exercise price for each option to purchase shares of the Company's common stock that was issued prior to the Distribution was reduced to an amount equal to the result of (1) the fair market value of a share of the Company's common stock on the ex-dividend date multiplied by (2) a fraction, the numerator of which is the original exercise price for the option and the denominator of which was the fair market value of a share of the Company's common stock on the last trading date prior to the ex-dividend date. The number of shares subject to the Company's stock options were not changed as a result of the Distribution. Additionally, KSL agreed to issue to the Company's option holders an option to purchase KSL shares. The exercise price applicable to a given KSL option was that price that created the same ratio of exercise price to market price as in the adjusted exercise price applicable to the holder's Company option. The number of common shares subject to KSL options was such number as was necessary to produce an intrinsic value (determined as of the ex-dividend date) that, when added to the intrinsic value of the adjusted Company option (determined as of the ex-dividend date), equaled the pre-distribution intrinsic value of the Company's option, if any (determined as of the last trading date prior to the ex-dividend date). However, options to purchase fractional KSL common shares were not granted. The fair market values of shares of the Company's common stock and KSL common shares were based upon the closing sales price of the stock on the last trading date prior to the ex-distribution date and the opening sales price of the shares on the ex-distribution date. Further, excluding the Company's corporate staff, the Company removed restrictions on exercise or "vested" all Company options which were not yet exercisable prior to the Distribution.


                      BENEFIT PLANS AND OTHER COMPENSATION

     Deferred Stock Unit Plan - In 1996, the Company initiated a Deferred Stock Unit Plan (the "DSU Plan"), pursuant to which key employees of the Company have, from time to time, been given the opportunity to defer a portion of their compensation for a specified period toward the purchase of deferred stock units ("DSUs"), an instrument designed to track the Company's common stock. Under the plan, as amended in 1998, DSUs are purchased at a value equal to the closing price of the Company's common stock on the day by which the employee must elect (if they so desire) to participate in the DSU Plan; which date is established by the Compensation Committee, from time to time (the "Election Date"). During a vesting period of one to three years following the Election Date, a participant's DSUs vest only in an amount equal to the lesser of the compensation actually deferred to date or the value (based upon the then-current closing price of the Company's common stock) of the pro-rata portion (as of such date) of the number of DSUs acquired. After the expiration of the vesting period, which is typically the same length as the deferral period, the DSUs become fully vested, but may only be distributed through the issuance of a like number of shares of the Company's common stock on a pre-selected date, which is irrevocably selected by the participant on the Election Date and which is typically at or after the expiration of the vesting period and no later than ten years after the Election Date, or at the time of a "change of control" of the Company, if earlier. DSU accounts are unfunded by the Company and do not bear interest. Each person who elects to participate in the DSU Plan is awarded, under the Company's Stock Incentive Plan, an option to purchase a number of shares of the Company's common stock ranging from one-half to one and one-half times (depending on the length of deferral) the number of DSUs purchased by such person at 100% of the closing price of the Company's common stock on the Election Date, which options become exercisable over a specified period after the grant, according to a schedule determined by the Compensation Committee, which is normally at the completion of the deferral period.

     Supplemental Deferred Compensation Plan - The Supplemental Deferred Compensation Plan (the "SDC Plan") was established to allow officers and key employees of Xanser to defer a portion of their salary that, because of statutory limitations, could not otherwise be set aside for retirement purposes in the Company's 401(k) Plan. The non-qualified SDC Plan permits a participant to defer a portion of their total base salary that is in excess of the amounts elected by the participant to be deferred under Xanser's 401(k) Plan, but no greater than approximately 6% of their total base salary when such person's SDC Plan deferral is combined with their 401(k) Plan deferral plus the amount by which their 401(k) Plan deferral was reduced due to participation in the DSU Plan. The Company credits contributions to the SDC Plan under the same formula as those contributions made to the 401(k) Plan. However, such contributions and participant deferrals are made to the SDC Plan in the form of DSUs, equivalent in value to 100% of the price of Xanser's Common Stock at the time of the participant's deferral of salary to the SDC Plan. All amounts deferred under the SDC Plan are memorandum bookkeeping accounts, and such accounts do not bear interest. Vesting in the SDC Plan accounts occurs ratably over the first five years of the participant's employment, in the same manner as the 401(k) Plan. SDC Plan accounts are not distributed until the earlier of a date predetermined by the participant, at the time of a "change of control" of the Company, or a qualifying event substantially similar to qualifying distribution events established under the 401(k) Plan. Distributions from the SDC Plan will be made in the form of shares of the Company's Common Stock. The value of an account at the time of distribution will be equal to the value of the participant's vested DSUs, which are equivalent in value to shares of Xanser's Common Stock at that time.

     In connection with the Distribution, KSL agreed to issue to all DSU holders the number of DSUs equivalent in price to KSL shares issuable in the Distribution. All other terms remained the same. Similarly, the Company agreed to issue to employees of KSL who hold DSUs, the number of shares of the Company's common stock subject to the DSUs held by those employees. At December 31, 2003, approximately 788,344 shares are issuable to employees of the Company and KSL under this arrangement and the terms of the DSU and SDC Plans.


          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for recommending the types and levels of compensation for executive officers of Xanser. The Committee is comprised of three independent, non-employee Directors, although Mr. Whatley served as an officer of Xanser prior to 1987. Following thorough review and approval by the Committee, decisions relating to executive compensation are reported to and approved by the full Board of Directors. The Committee has directed the preparation of this report and has approved its contents and its submission to the stockholders. As provided by the rules of the SEC, this report is not deemed to be filed with the SEC nor incorporated by reference into any prior or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     In the Committee's opinion, levels of executive compensation should generally be based upon the performance of the Company, the contributions of individual officers to such performance and the comparability to persons with similar responsibilities in business enterprises similar in size or nature to Xanser. The Committee believes that compensation plans should align executive compensation with returns to stockholders, giving due consideration to the achievement of both long-term and short-term objectives. The Committee believes that such compensation policies and practices have allowed Xanser to attract, retain and motivate its key executives.

     The compensation of Xanser's Named Executive Officers and Key Personnel consists primarily of base salaries and the opportunity to participate in certain incentive arrangements, including, among other programs, the Xanser Corporation 1994 Stock Incentive Plan, the granting of contractual non-qualified stock options, the Company's DSU Plan and the Company's SDC Plan. The value of these plan benefits directly relates to the future performance of Xanser's
Common Stock. The Committee continues to believe that the utilization of incentive programs that are linked to the performance of Xanser's Common Stock closely aligns the interests of the executive with those of Xanser's stockholders. Consistent with all other full-time Company employees, the Named Executive Officers and Key Personnel are also eligible to participate in Xanser's 401(k) Plan. The Committee believes that this plan encourages longer-term employment through gradual service-based vesting of Company contributions. As with other plans offered to Xanser employees, the 401(k) Plan provides an opportunity to Xanser employees, including the Named Executive Officers and Key Personnel, to tie their own financial interests, in part, to those of Xanser's stockholders by offering employer-matching contributions in Xanser Common Stock and the choice of investing their own contribution in Company stock as well.

     The base salaries of the Named Executive Officers and Key Personnel, including the Chief Executive Officer, are based upon a subjective assessment of each individual's performance, experience and other factors that are believed to be relevant in comparison with compensation data contained in published and recognized surveys. The Committee believes their current base salaries are close to the median level of most of the comparative compensation data. In addition to the foregoing, two of the Company's key employees, Messrs. Chick and Littlewood, are each eligible to receive, on a year-to-year basis, an incentive bonus based upon the actual operational results achieved, as compared to budget targets and prior year results, in a given fiscal year by the subsidiaries of the Company that are under their respective direct supervision. The Committee believes that growth in earnings from the prior year and a comparison of actual performance versus budget are appropriate standards for measuring performance and directly link the individual participant's total potential remuneration with the accomplishment of established growth targets.

     Eligibility for participation in the various Company plans and the awards granted under Xanser Corporation 1994 Stock Incentive Plan were determined after the Committee had thoroughly reviewed and taken into consideration the respective relative accountability, anticipated performance requirements and contributions to the Company by the prospective participants, including the Named Executive Officers and Key Personnel. All outstanding stock options that have been granted pursuant to these plans and programs were granted at prices not less than 100% of the fair market value of the Company's Common Stock on the dates such options were granted. The Committee believes that stock options and deferred stock units are desirable forms of long-term compensation that allow the Company to recruit and retain senior executive talent and closely connect the interests of management with stockholder value.

                                    Compensation Committee

                                    James R. Whatley, Chairman
                                    Charles R. Cox
                                    Hans Kessler



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The  Company's   Compensation  Committee  Chairman,  Mr.  Whatley,  was  an
executive officer of the Company prior to 1987 and was a "non-employee" Chairman of the Board of the Company until April 1989.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The  Audit  Committee  of the  Board of  Directors  of the  Company,  which operates under a written charter adopted by the entire Board, serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company's standards of business conduct. The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's internal controls and the financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles in the United States.

     In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

     2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AUss.380 - Communication With Audit Committees), as amended.

     3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants that firm's independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

                                    Audit Committee

                                    Sangwoo Ahn, Chairman
                                    Frank M. Burke
                                    James R. Whatley


                                 DIRECTORS' FEES

     During 2003, each non-employee member of the Company's Board of Directors was paid an annual retainer of $27,500. In addition, each member of the Board's Audit Committee, comprised of Sangwoo Ahn (Chairman), Frank M. Burke and James
R. Whatley received attendance fees of $4,000 for 2003 ($1,000 per meeting for four meetings held during 2003.)

     As of April 26, 2004, incumbent non-employee Directors had been granted, under the Xanser Corporation Stock Incentive Plan, the 1996 Directors' SIP and pursuant to individual agreements, non-qualified options to purchase a cumulative total of 529,178 shares of Common Stock at an average price of $1.49 per share, representing 100% of the fair market value of the Common Stock on the respective dates of grant after adjusting for the Distribution as described above. Except as stated above, all of such stock options vest immediately and expire at the earlier of ten years from the date of grant or within three months after such person ceases to be a Director of the Company.


                             TERMINATION AGREEMENTS

     In order to attract and retain qualified employees, Xanser has periodically entered into termination agreements with key employees of Xanser and its subsidiaries which provide that the Company will pay certain amounts into an escrow account if a third party takes certain steps which could result in a change-of-control. Under the agreements, a "change-of-control" occurs if, under certain specified circumstances: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of Directors of the Company; or (ii) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, restructuring or proceeding under the bankruptcy laws, sale of assets or contested election, or any combination of the foregoing transactions, the persons (or any combination thereof) who are Directors of the Company 60 days prior to the closing of any such transaction(s) cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; or (iii) as a consequence of a tender or exchange offer or a proxy contest of third party consent solicitation, a majority of the fair market value of the assets of the Company are distributed to the Company's securities holders. If a change-of-control occurs and, among other things, the employment of the employee terminates, voluntarily or involuntarily, for any reason, the escrowed sum will be paid to the employee. Messrs. Barnes, Chick, and Wadsworth have termination agreements which provide that, in the event that their employment is terminated as a consequence of a change-of-control, the Company will pay each individual an amount equal to 299% of their average annual base salary for the five years prior to the change-of-control. Additionally, two other employees each have similar agreements pursuant to which they would be paid 100% of their respective annual salaries prior to the change-of-control. If such a change-of-control of the Company were to occur at April 26, 2004, an aggregate of $2,873,767 would be payable to these individuals.


                                PERFORMANCE GRAPH

     The following graph compares, for the period January 1, 1999 to December 31, 2003, the cumulative total stockholder return on the Common Stock of the Company with the New York Stock Exchange ("NYSE") Market Index and an industry-based index published by Media General Financial Services, Inc. The
Media General index is comprised of companies that offer a diverse array of services comparable to those of the Company. The graph assumes an initial investment of $100 and the reinvestment of all dividends, including the KSL shares received at the Distribution. The KSL shares received are assumed to have been sold at market price with proceeds reinvested in Xanser stock.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        1998          1999        2000         2001         2002         2003
                                      --------     ----------   ---------  ---------    ---------    ----------
XANSER CORPORATION                    $ 100.00     $ 109.38     $  146.87  $  151.85    $  119.36    $  179.04
INDUSTRY BASED INDEX                    100.00       122.28         74.88      80.00        43.49        61.62
NYSE MARKET INDEX                       100.00       109.50        112.11     102.12        85.42       108.07



         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE STATEMENT

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors, among others, to file reports of ownership and changes of ownership in the Company's equity securities with the SEC and the NYSE. Such persons are also required by related regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, or written representations that no other reports were required, the Company believes that, during the year ended December 31, 2003, its officers and directors have complied with all applicable filing requirements under Section 16(a).


                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP, the Company's independent auditors for the calendar year 2003, has advised the Company that it will have in attendance at the Annual Meeting of Stockholders a representative who will respond to appropriate questions presented at such meeting regarding the Company's financial results and condition at the close of its most recent fiscal year. Representatives of the firm will be afforded an opportunity to make statements if they wish to do so.

     The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of the Company's last two fiscal years:

                                                                               Year Ended December 31,
                                                                           -------------------------------
                                                                                2003             2002
                                                                           -------------     -------------
         Audit (1)                                                         $     346,000     $     319,700
         Audit-related Fees                                                         -                -
         Tax Fees (2)                                                             20,000            15,000
         All Other Fees                                                             -                -
                                                                           -------------     -------------
                                                                           $     366,000     $     334,700
                                                                           =============     =============

          (1) Fees for the audit of the Company's annual financial statements, review of financial statements included in the Company's Quarterly Reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal year shown. Less than 50 percent of the hours expended on KPMG LLP's engagement to audit the Company's financial statements for 2003 were attributed to work performed by persons other than KPMG LLP's full-time, permanent employees.

          (2) Fees for professional services rendered by KPMG LLP for income tax return review.

     The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Since May 6, 2003, the effective date of the SEC rules requiring pre-approval of audit and non-audit services, 100% of the services identified in the preceding table were approved by the Audit Committee.

     The Audit Committee of the Board of Directors of the Company considered whether the provision of services other than audit services for 2003 were compatible with maintaining the principal accountants' independence. The Audit Committee of the Board of Directors has not yet met to select the principal accountants to audit the accounts of Xanser for the calendar year ending December 31, 2004.


                                  OTHER MATTERS

     At the date of this Proxy Statement, the management of Xanser does not know of any business to be presented by it at the meeting, other than as set forth in the Notice accompanying this Proxy Statement. If any other matters properly come before the meeting, persons named in the accompanying form of proxy intend to vote their proxies in accordance with their best judgment on such matters. A copy of Xanser's 2003 Annual Report is being mailed, concurrently with the mailing of this Proxy Statement, to stockholders who have not previously been mailed a copy of the Annual Report.

     The cost of preparing and mailing the proxy, Notice and Proxy Statement will be paid by the Company. In addition to mailing copies of this material to all stockholders of Xanser, the Company has retained D.F. King & Co. to request banks and brokers to forward copies of such material to persons for whom they hold Xanser Common Stock and to request authority for execution of the proxies. The Company will pay D.F. King & Co. a fee of $4,500, excluding expenses, and will reimburse banks and brokers for their reasonable, out-of-pocket expenses incurred in connection with the distribution of proxy materials.


                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of holders of Xanser Common Stock intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2005 must be received by the Company, addressed to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Xanser Corporation, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080, no later than December 31, 2004 to be included in the Proxy Statement and form of proxy relating to that meeting. Additionally, proxies for Xanser's Annual Meeting of Stockholders to be held in the year 2005 may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter, (i) the Company received written notice, addressed to Howard C. Wadsworth, Vice President, Treasurer and Secretary, Xanser Corporation, 2435 North Central Expressway, Suite 700, Richardson, Texas 75080, not later than December 31, 2004, that the matter will be presented at such annual meeting and (ii) the Company fails to include in its proxy statement for the 2005 annual meeting advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

                                    By Order of the Board of Directors


                                    John R. Barnes
                                    Chairman of the Board, President
                                    and Chief Executive Officer
                                    Dated:   April 26, 2004

                                   APPENDIX A

                               XANSER CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


Purpose

The Audit Committee's Primary function is to assist the board in fulfilling its oversight responsibilities by obtaining, to the extent it considers necessary and appropriate, an understanding of the financial information provided to the shareholders and others, the financial reporting process, the systems of disclosure controls (controls which provide "reasonable assurance" that the Company is able to collect, process and disclose the required information, both financial and non-financial, in its reports), internal controls which Management and the Board of Directors have established, the performance of the Company's internal audit function and independent auditors, and the Company's compliance with ethics policies and legal and regulatory requirements. In doing so the Audit Committee will have open communication with the Board of Directors, Management, internal audit and the independent accountants.

The Audit Committee has the responsibilities and powers set forth in this Charter. It is not the duty of the Audit Committee to provide expert or special assurances, to plan or conduct audits, or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

The Committee, in carrying out its responsibilities, should have policies that remain flexible in order to react to changing conditions and circumstances. The Committee may form and delegate authority to the Chair of the Committee and /or a subcommittee when appropriate. All actions taken pursuant to a delegation of authority under the preceding sentence shall be presented to the full Committee at its next regularly scheduled meeting for review and ratification. The following duties and responsibilities are set forth as a guide with the understanding that the committee may supplement them as appropriate.

Organization

o    The Audit  Committee  shall be appointed by the Board of  Directors.

o    The Audit Committee shall consist of at least three members.

o Only independent directors may be members of the Audit Committee. An independent director is a director who meets the independence and experience requirements of the New York Stock Exchange and/or the Securities and Exchange Commission.

o The Board of Directors must review and approve simultaneous service on multiple audit committees.

o    Compensation shall be limited to director's fees and committee fees.

o All committee members shall be financially literate as determined by the Board of Directors. At least one member of the Committee shall be an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange.

o The Board shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and to provide the Committee with a written agenda.

In meeting its responsibilities, the Committee shall, to the extent it considers necessary and appropriate:

General

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

o Receive corporate attorney's reports of any evidence of a material violation of securities laws or breaches of fiduciary duty.

o Prepare, or cause to be prepared, its report to be included in the Company's annual proxy statement, as required by SEC regulations.

o Conduct an evaluation of its performance at least annually to determine whether it is functioning effectively.

o Conduct or authorize investigations as it deems necessary into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to all members of management and other personnel and all relevant information including full access to all books, records and facilities. The Committee may retain independent counsel, accountants or others as it deems necessary to assist it in the conduct of any investigation.

o Meet at least four times per year or more frequently as circumstances require.

o Report Committee actions to the Board of Directors with recommendations, as the Committee may deem appropriate.

o    Review annually and update the Committee's formal charter.

o Provide sufficient opportunity to meet with the independent accountants, the internal auditors and Management in separate sessions to discuss any matters that the Committee believes should be discussed privately with the Audit Committee.

o Provide for inclusion, as applicable, in the Company's proxy statement or other SEC filings of any report from the audit committee required by applicable laws and regulations and stating among other things whether the audit committee has:

     o    Discussed the audited financial statements with management.

     o Discussed with the independent auditors the matters required to be discussed by SAS 60 and SAS 61.

     o Received regular reports from the independent auditor on all of the critical accounting policies and practices to be used, and all alternative treatments of financial information within Generally Accepted Accounting Principles that have been discussed with management officials of the issuer, ramifications of the alternative use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm and other material written communications between the registered public accounting firm and the management of the issuer such as any management letter or schedule of unadjusted differences.

     o    Received   disclosures  from  the  auditors  regarding  the  auditors'
          independence as required by Independence Standards Board Standard No. 1 and discussed with the auditors their independence.

     o Recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

Internal Controls and Risk Assessment

o Discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls.

o Discuss with management, the internal auditors and the independent auditors the Company's policies and procedures to assess, monitor and manage significant risks or exposures and the steps Management has taken to monitor and control such risks, including business risk and legal and ethical compliance programs such as the Company's Code of Ethics.

o Discuss with management, the internal audit function and the independent accountants:

     o The effectiveness of or weaknesses in the Company's disclosure and internal controls including the status and adequacy of information systems and security.

     o Any related significant findings and recommendations of the independent accountants and the internal auditors together with management's responses including the timetable for implementation of recommendations to correct weaknesses in the disclosure and internal controls.

Internal Audit

o The Company's Director of Internal Audit shall report directly to the Audit Committee of the Board of Directors who will evaluate the audit scope and role of internal audit including staffing and compensation as well as the internal process for evaluating risk and establishing the internal audit plan.

o    Consider and discuss with management:

     o Significant findings and Management's response including the timetable for implementation to correct weaknesses.

     o Any difficulties encountered in the course of their audit such as restrictions on the scope of their work or access to information.

     o    Any changes  required in the planned  scope of their audit plan.

     o    The internal audit budget.

Compliance with Laws and Regulations

o Discuss the Company's process for determining and disclosing risks and exposure from asserted and unasserted litigation, claims from noncompliance with laws and regulations and any other matters that may have a material impact on Company operations and the financial statements.

o Discuss with the Company's counsel and others any legal, tax, or regulatory matters that may have a material impact on Company operations and the financial statements.

o    Discuss  with   Management,   the  internal   auditors  and  the  Company's
     independent public accountants the status and adequacy of management information systems including the significant risks and major controls over such risks.

Financial Reporting

o Discuss with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Quarterly Report on Form 10-Q and Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K), including their judgment of the quality, not just the acceptability, of critical accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

o Discuss with Management and the independent accountants at the completion of the annual examination and quarterly reviews:

     o The Company's earnings press releases, including the use of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

     o Discuss with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

     o    The Company's annual financial statements and related footnotes.

     o The independent accountants' audit of the financial statements and their report.

     o Any significant changes required in the independent accountant's audit plan.

     o Any difficulties or disputes with Management encountered during the audit.

     o    The quality of the Company's accounting principles.

     o Other matters related to conduct, which should be communicated to the Committee under generally accepted auditing standards.

     o    The adequacy of internal controls and disclosure controls.

External Auditor

o Be directly and solely responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including the resolution of issues between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

o    At least annually, obtain a report by the independent auditors describing:

     o    The firm's internal quality control procedures

     o Any material issues resulting from the most recent internal quality control or peer review of the firm, or by any inquiry or investigation into any independent audit performed by the firm by governmental or professional authorities within the preceding five years along with any steps taken to deal with any such issues.

     o All relationships between the independent auditor and the Company for the purpose of assessing the auditor's independence.

     o Discuss the external auditor's process for identifying and responding to key audit, disclosure and internal control risks.

     o Set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and Stock Exchange listing standards.

     o Receive and discuss with the independent accountant periodic information regarding the firm's independence and, if deemed necessary by the Audit Committee, recommend that the Board take appropriate actions to satisfy itself of the independent accountants' independence.

     o Instruct the independent accountants to communicate directly to the Audit Committee any serious difficulties or issues with Management. The independent accountant is ultimately responsible to the Audit Committee of the Company.

     o    Discuss  the  qualifications,  performance  and  independence  of  the
          independent   auditors,   including  all  relationships   between  the
          independent auditors and the Company, considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditors. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

     o Consider annually whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner and the independent auditing firm.

     o Discuss with the independent auditor issues on which they consulted with the national office.

Compliance with Codes of Ethical Conduct

After reviewing the annual report of management, the Company's Director of Internal Audit and the independent auditors, the Audit Committee will discuss with management assurances that the Company and its subsidiary / foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of Business and Ethics.

The Committee recognizes that financial management (including the internal audit staff), as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurances as to the Company's financial statements or any professional certification as to the independent auditor's work.